UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 4, 2025

The Cigna Group
(Exact name of registrant as specified in its charter)

Delaware	001-38769	82-4991898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement.

On September 4, 2025, The Cigna Group (the “Company”) completed its offering of $1,000,000,000 in aggregate principal amount of its 4.500% Senior Notes due 2030 (the “2030 Notes”), $1,250,000,000 in aggregate principal amount of its 4.875% Senior Notes due 2032 (the “2032 Notes”), $1,500,000,000 in aggregate principal amount of its 5.250% Senior Notes due 2036 (the “2036 Notes”) and $750,000,000 in aggregate principal amount of its 6.000% Senior Notes due 2056 (together with the 2030 Notes, the 2032 Notes and the 2036 Notes, the “Notes”). The Notes were sold pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-289983).

The Company intends to use the proceeds (i) to repay $2.0 billion of loans outstanding under the Term Loan Agreement, dated as of August 5, 2025, among the Company, the guarantors from time to time party thereto, the banks from time to time party thereto and Bank of America, N.A., as administrative agent, the proceeds of which were used to fund a strategic investment in another company, and (ii) the remainder for general corporate purposes, which may include investments and repayment of indebtedness. Pending such use, the net proceeds may be invested temporarily in short-term, interest-bearing, investment-grade securities or similar assets.

The terms of the Notes are governed by an Indenture, dated as of September 17, 2018 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 8 to the Base Indenture, dated as of September 4, 2025 (“Supplemental Indenture No. 8”), between the Company and the Trustee. Supplemental Indenture No. 8 with respect to the Notes (including the forms of the Notes) is filed as Exhibit 4.1 hereto.

The 2030 Notes will bear interest at a rate of 4.500% per annum, and interest will be payable on March 15 and September 15 of each year, beginning March 15, 2026 until the maturity date of September 15, 2030. The 2032 Notes will bear interest at a rate of 4.875% per annum, and interest will be payable on March 15 and September 15 of each year, beginning March 15, 2026 until the maturity date of September 15, 2032. The 2036 Notes will bear interest at a rate of 5.250% per annum, and interest will be payable on January 15 and July 15 of each year, beginning January 15, 2026 until the maturity date of January 15, 2036. The 2056 Notes will bear interest at a rate of 6.000% per annum, and interest will be payable on January 15 and July 15 of each year, beginning January 15, 2026 until the maturity date of January 15, 2056.

At any time prior to August 15, 2030 in the case of the 2030 Notes, July 15, 2032 in the case of the 2032 Notes, October 15, 2035 in the case of the 2036 Notes and July 15, 2055 in the case of the 2056 Notes, the Company may redeem some or all of the 2030 Notes, 2032 Notes, 2036 Notes or 2056 Notes, respectively, by paying a “make-whole premium” plus accrued and unpaid interest, if any, to the redemption date. At any time on or after August 15, 2030 in the case of the 2030 Notes, July 15, 2032 in the case of the 2032 Notes, October 15, 2035 in the case of the 2036 Notes and July 15, 2055 in the case of the 2056 Notes, the Company may redeem some or all of the 2030 Notes, 2032 Notes, 2036 Notes or 2056 Notes, respectively, by paying a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date.

The Indenture contains customary events of default and certain covenants including with respect to the Company’s ability to incur certain indebtedness secured by liens on common stock of the Company’s designated subsidiaries or to engage in certain consolidation, merger and sale of asset transactions.

The foregoing description of Supplemental Indenture No. 8 and the Notes does not purport to be complete and is qualified in its entirety by reference to Supplemental Indenture No. 8 (including the forms of the Notes), which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01  Other Events.

On September 2, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule I thereto, with respect to the issuance and sale by the Company of the Notes.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits.
Exhibit No.	Description
1.1
Underwriting Agreement, dated as of September 2, 2025, by and among The Cigna Group and BofA Securities, Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein.

4.1	Supplemental Indenture No. 8, dated as of September 4, 2025, between The Cigna Group and U.S. Bank Trust Company, National Association, as trustee.
5.1	Opinion of Davis Polk & Wardwell LLP.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date:	September 4, 2025	By:	/s/ Ann M. Dennison
			Name:	Ann M. Dennison
			Title:	Executive Vice President and Chief Financial Officer